UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 1999


                             COMMERCIAL ASSETS, INC.
               (Exact name of Company as specified in its charter)


                Delaware                      1-2262             84-1501789
     (State or other jurisdiction of     (Commission File      (IRS Employer
     incorporation or organization)          Number)        Identification No.)

   3410 South Galena Street, Suite 210                             80231
            Denver, Colorado                                     (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
                (Company's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On August 13, 1999, Commercial Assets, Inc. (the "Company") acquired three manufactured home communities and adjoining land located near Phoenix, Arizona from The Norman Andrus Irrevocable Trust u/a/d 7/29/97. The communities and land consist of 334 developed homesites and 206 sites available for future development. The developed homesites are 97% occupied.

The consideration for the communities was determined through arms-length negotiations with the seller. Total consideration for the communities was $12,167,000, paid as follows:

        o $8,977,000 in cancellation of participating mortgages which were previously held by the Company and secured by the properties,
        o $2,960,000 in the assumption of a note payable which is secured by one of the communities, and
        o   $230,000 in cash.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Fiesta Village Manufactured Home Communities for the Year Ended December 31, 1998 (audited) and the period from January 1, 1999 to June 30, 1999 (unaudited).

(b)      Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of June 30, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Six Months Ended June 30, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Year Ended December 31, 1998.



(c)      Exhibits

Exhibit No.                               Description
-----------                               -----------

10.11 Form of Amended and Restated Promissory Note entered into in connection with investments in mortgages on three manufactured home communities and adjoining land. (incorporated herein by reference to Exhibit 10.11 to the Registrant's Annual Report on Form 10-K dated December 31, 1998, Commission File No. 1-2262, filed on March 24, 1999).

10.11(a) Form of Amended and Restated Combination Deed of Trust, Assignment of Rents, Security Agreement and Fixture Financing Statement entered into in connection with investments in mortgages on three manufactured home communities and adjoining land. (incorporated herein by reference to Exhibit 10.11(a) to the Registrant's Annual Report on Form 10-K dated December 31, 1998, Commission File No. 1-2262, filed on March 24, 1999).

10.11(b) Receipt, Release and Settlement Agreement, dated as of August 13, 1999, between the Registrant, Casa Encanta Commercial, L.L.C., Fiesta/Encanta MHP, L.L.C., Fiesta MHP Investors, L.L.C., Fiesta SPE, L.L.C., Southern Palms MHP, L.L.C., Norman Andrus, and The Norman Andrus Irrevocable Trust (incorporated herein by reference to Exhibit 10.11(b) to the Registrant's Current Report on Form 8-K dated August 13, 1999, Commission File No. 1-2262, filed on August 30, 1999).

10.11(c) Form of Assignment and Assumption of Membership Interest (incorporated herein by reference to Exhibit 10.11(c) to the Registrant's Current Report on Form 8-K dated August 13, 1999, Commission File No. 1-2262, filed on August 30, 1999).

23            Consent of Independent Auditors - Ernst & Young LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMMERCIAL ASSETS, INC.


Date:  October 20, 1999
                                             By: /s/David M. Becker
                                                ----------------------------
                                                  David M. Becker
                                                  Chief Financial Officer

                         Report of Independent Auditors

Board of Directors and Stockholders
Commercial Assets, Inc.

We have audited the accompanying combined statement of excess of revenues over specific operating expenses of the Fiesta Village Manufactured Home Communities (Note 1) for the year ended December 31, 1998. This combined statement is the responsibility of the management of the Fiesta Village Manufactured Home Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the combined statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the communities after acquisition by Commercial Assets, Inc.. The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the communities' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of the Fiesta Village Manufactured Home Communities for the year ended December 31, 1998 in conformity with generally accepted accounting principles.



September 27, 1999                                             ERNST & YOUNG LLP



                  Fiesta Village Manufactured Home Communities

                    Combined Statement of Excess of Revenues
                        Over Specific Operating Expenses



                                                                                  Year ended         Period from
                                                                                 December 31,    January 1, 1999 to
                                                                                    1998            June 30, 1999
                                                                             ----------------------------------------
                                                                                                     (Unaudited)
    Revenues
       Rental                                                                $        1,122,522    $        639,281

    Specific operating expenses
       Property operations and maintenance                                              561,248             231,513
       Real estate taxes                                                                 75,071              36,000
                                                                             ----------------------------------------
                                                                                        636,319             267,513
                                                                             ----------------------------------------

    Excess of revenues over specific operating expenses                      $          486,203    $        371,768
                                                                             ========================================




                                                                               2
See accompanying notes.

                  Fiesta Village Manufactured Home Communities

                Notes to Combined Statement of Excess of Revenues
                        Over Specific Operating Expenses



1.  Organization and Significant Accounting Policies

Description of Properties

The Fiesta Village Manufactured Home Communities are comprised of three manufactured home communities located in Mesa, Arizona which contain 334 developed homesites and 206 sites available for development. In August 1999, Commercial Assets, Inc. acquired the communities from the Norman Andrus Irrevocable Trust.

Basis of Accounting

The accompanying combined statement of excess of revenues over specific operating expenses is presented on the accrual basis. This combined statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the combined statement excludes certain historical expenses not comparable to the operations of the communities after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the combined statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statement and accompanying notes. Actual results could differ from those estimates.

Interim Unaudited Financial Information

The accompanying interim unaudited combined statement of excess of revenues over specific operating expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of excess of revenues over specific operating expenses for the year ended December 31, 1998. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The combined excess of revenues over specific operating expenses for such interim period is not necessarily indicative of the combined excess of revenues over specific operating expenses for the full year.

Item 7(b).


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                                 (In thousands)
                                   (Unaudited)


                                                                    As Previously        Pro Forma          Pro Forma
                                                                      Reported          Adjustments          Results
                                                                  ------------------ ------------------ -------------------
ASSETS
Cash and cash equivalents                                             $    1,092         $     (230) (a)    $      862
Short-term investments                                                    15,078                 --             15,078
Real estate, net                                                          51,323             12,167  (a)        63,490
Investment in participating mortgages                                     10,381             (8,977) (a)         1,404
Investment in real estate joint venture                                    1,304                 --              1,304
Investment in Asset Investors                                              1,435                 --              1,435
Investment in and notes receivable from Westrec                            4,011                 --              4,011
CMBS bonds                                                                 1,676                 --              1,676
Other assets, net                                                          1,903                 --              1,903
                                                                      ----------         ----------         ----------
      Total Assets                                                    $   88,203         $    2,960         $   91,163
                                                                      ==========         ==========         ==========

LIABILITIES
Secured long-term notes payable                                       $    9,619         $    2,960  (a)    $   12,579
Secured short-term financing                                                 214                 --                214
Accounts payable and accrued liabilities                                   1,475                 --              1,475
Management fees payable to related parties                                   123                 --                123
                                                                      ----------         ----------         ----------
                                                                          11,431              2,960             14,391
                                                                      ----------         ----------         ----------

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES
                                                                             615                 --                615

STOCKHOLDERS' EQUITY
Preferred stock                                                               --                 --                 --
Common stock                                                                 104                 --                104
Additional paid-in capital                                                77,018                 --             77,018
Dividends in excess of accumulated earnings                                 (707)                --               (707)
Treasury stock                                                              (258)                --               (258)
                                                                      ----------         ----------         ----------
                                                                          76,157                 --             76,157
                                                                      ----------         ----------         ----------
      Total Liabilities and Stockholders' Equity                      $   88,203         $    2,960         $   91,163
                                                                      ==========         ==========         ==========


       See Notes to Pro Forma Condensed Consolidated Financial Statements.


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                As Previously      Pro Forma          Pro Forma
                                                                   Reported       Adjustments          Results
                                                             -------------------------------------------------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues                                $    437          $  1,456  (b)    $  1,893
Income from participating mortgages and leases                       1,190              (608) (h)         582
Property operating expenses                                           (174)             (658) (b)        (832)
                                                                  --------          --------         --------
Income from property operations before depreciation                  1,453               190            1,643
Depreciation                                                          (321)             (622) (c)        (943)
                                                                  --------          --------         --------
Income from property operations                                      1,132              (432)             700
                                                                  --------          --------         --------

Interest and other income                                            1,221              (544) (d)         677
CMBS bonds revenue                                                      77                --               77
General and administrative expenses                                   (273)               --             (273)
Management fees paid to manager                                       (194)             (150) (e)        (344)
Equity in earnings of Asset Investors                                    5                --                5
Interest expense                                                       (58)               --  (f)         (58)
                                                                  --------          --------         --------

Income from operations                                               1,910            (1,126)             784
Acquisition fees paid to manager                                      (194)              171  (g)         (23)
                                                                  --------          --------         --------

NET INCOME                                                        $  1,716          $   (955)        $    761
                                                                  ========          ========         ========

BASIC AND DILUTED EARNINGS PER SHARE                              $   0.16          $  (0.09)        $   0.07
                                                                  ========          ========         ========

Weighted-Average Common Shares Outstanding                          10,363            10,363           10,363

Weighted-Average Common Shares and Common Share Equivalents
   Outstanding                                                      10,363            10,363           10,363



       See Notes to Pro Forma Condensed Consolidated Financial Statements.


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

                                                            As Previously       Pro Forma           Pro Forma
                                                               Reported        Adjustments           Results
                                                          -------------------------------------------------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues                            $      --       $   3,283  (b)       $   3,283
Income from participating mortgages and leases                      587             319  (b)(h)          906
Property operating expenses                                          --          (1,723) (b)          (1,723)
                                                              ---------       ---------            ---------
Income from property operations before depreciation                 587           1,879                2,466
Depreciation                                                        (50)         (1,775) (c)          (1,825)
                                                              ---------       ---------            ---------
Income from property operations                                     537             104                  641
                                                              ---------       ---------            ---------

Interest and other income                                         3,874          (2,506) (d)           1,368
CMBS bonds revenue                                                  161              --                  161
General and administrative expenses                                (420)             --                 (420)
Management fees paid to manager                                     (87)           (533) (e)            (620)
Interest expense                                                     --              --  (f)              --
                                                              ---------       ---------            ---------

OPERATING INCOME                                                  4,065          (2,935)               1,130

Acquisition fees paid to manager                                   (124)           (171) (g)            (295)
Costs related to potential marina investments                      (500)             --                 (500)
                                                              ---------       ---------            ---------

NET INCOME                                                    $   3,441       $  (3,106)           $     335
                                                              =========       =========            =========

BASIC AND DILUTED EARNINGS PER SHARE                          $    0.33       $   (0.30)           $    0.03
                                                              =========       =========            =========

Weighted-Average Common Shares Outstanding                       10,357          10,357               10,357

Weighted-Average Common Shares and Common Share
   Equivalents Outstanding                                       10,372          10,372               10,372



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

The pro forma condensed consolidated balance sheet of the Company as of June 30, 1999, is presented as if all reportable acquisitions of manufactured home communities subsequent to June 30, 1999 had occurred on June 30, 1999. The pro forma condensed consolidated statements of income are presented assuming all reportable 1998 and 1999 acquisitions had been completed on January 1, 1998. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1999 and June 30, 1999 and Current Reports on Form 8-K dated April 13, 1999, April 21, 1999, April 30, 1999, May 19, 1999,
June 10, 1999, July 14, 1999 and September 3, 1999.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

     (a) Reflects the purchase of three manufactured home communities and adjoining land for $12,167,000, paid as follows:

        o $8,977,000 in cancellation of participating mortgages which were previously held by the Company and secured by the properties,
        o $2,960,000 in the assumption of a note payable which is secured by one of the communities, and
        o   $230,000 in cash.

     (b) Reflects adjustment for the revenues and property expenses of the acquisitions of eight manufactured home communities during 1998 and 1999.

     (c) Reflects depreciation of acquired assets on the straight-line basis over an estimated useful life of 25 years for land improvements and buildings.

     (d) Eliminates the interest income at (i) 4.8% per annum for the six months ended June 30, 1999; and (ii) 5.5% per annum for the year ended December 31, 1998; on the short-term investments used to acquire the manufactured home communities.

     (e) Reflects management fees payable to the Company's manager based upon 1% per annum of the average amount invested.

     (f) Interest expense of $272,000 for the six months ended June 30, 1999 and $544,000 for the year ended December 31, 1998 based on: (i) 7% on the present value of the deferred payments of the acquisition price for one community; and (ii) 7.7% on the note payable assumed with the acquisition of one community was capitalized.

     (g) Reflects acquisition fees paid to the Company's manager based upon 0.5% of the cost of the acquired communities as of January 1, 1998 when the acquisitions were assumed to be completed and elimination of such fees recorded in 1999.

     (h) Eliminates income from the cancellation of participating mortgages previously held by the Company.